UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          July 1, 2016

VII Peaks Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Orinda Way, Suite 125-A Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 889-1778

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes In Registrant’s Certifying Accountant.

(a) Dismissal of Burr Pilger Mayer, Inc.

i. Effective June 27, 2016, VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”) dismissed Burr Pilger Mayer, Inc. (“BPM”) as their independent registered public accounting firm. The Audit Committee of the Company approved the dismissal of BPM.

ii. The report of BPM on the Company’s financial statements for the fiscal year ended December 31, 2014, and for the fiscal year ended December 31, 2015, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

iii. During the fiscal year ended December 31, 2014, the fiscal year ended December 31, 2015 and during the subsequent period through the date of BPM’s dismissal, there were no disagreements between the Company and BPM, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of BPM, would have caused BPM to make reference thereto in its report on the Company’s audited financial statements for the fiscal years ended December 31, 2014 and 2015. In connection with the audit of the fiscal year ended December 31, 2015 and through the interim period ended March 31, 2016, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

iv. The Company provided BPM with a copy of this Current Report on Form 8-K and has requested that BPM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BPM agrees with the statements made in this Current Report on Form 8-K with respect to BPM and, if not, stating the items with which they do not agree. The Company has received the requested letter from BPM wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to BPM.  A copy of BPM's letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of OUM & Co. LLP

i. Effective June 27, 2016, the Company engaged OUM & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm. The Company’s Audit Committee approved the engagement.

ii. In connection with the Company’s appointment of OUM as the Company’s independent registered accounting firm, the Company has not consulted OUM on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

Section 8 – Other Events

Item 8.01 Results of Operations and Financial Condition.

On June 27, 2016 the Board of Directors of the Company declared one monthly distribution, and voted to keep the annual distribution rate at 7.35% of the $8.75 gross offering price. The distribution will be to stockholders of record on June 27, 2016, payable June 30, 2016.

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit Number	Description

16.1	BPM Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks Co-Optivist Income BDC II, Inc.

July 1, 2016

	By:	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President